
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


             Current Report Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)............  March 21, 1996



                                  TENNECO INC.

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
             (Exact name of registrant as specified in its charter)

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
        Delaware                    1-9864              76-0233548
---------------------------     ----------------     ------------------
(State or other jurisdiction    (Commission File      (I.R.S. Employer
     of incorporation)               Number)         Identification No.)

                    Tenneco Building, Houston, Texas         77002
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
              (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code:  (713) 757-2131
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Item 5.  Other Events
         ------------

   Tenneco Inc. distributed a letter, dated March 21, 1996, from Dana G. Mead, its Chairman and Chief Executive Officer, to its stockholders regarding Tenneco's businesses.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

   99(a)  - Letter to Shareowners, dated March 21, 1996, from Dana G. Mead,
            Chairman and Chief Executive Officer of Tenneco Inc., regarding Tenneco's businesses.

   99(b)  - Press release issued March 21, 1996, regarding, among other matters, a spinoff of Newport News Shipbuilding and Dry Dock Company and other strategic options.
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                                   SIGNATURE
                                   ---------


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TENNECO INC.
                                Registrant



                                By            M. W. MEYER
                                  -------------------------------------
                                     M. W. Meyer, Vice President and
                                         Deputy General Counsel

DATE:  March 28, 1996